TRANSAMERICA VARIABLE ANNUITY O-SHARE

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated February 17, 2015

to the

Prospectus dated May 1, 2014

Effective on or about February 17, 2015, the following subaccounts will not be removed as a Designated Investment Option under the Retirement Income Max® Rider:

TA Vanguard ETF – Balanced – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

Any reference to removing such subaccounts as a Designated Investment Option in the February 2, 2015 supplement should be deleted and disregarded.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Variable Annuity O-Share dated May 1, 2014